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                                                                   EXHIBIT  23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

TO FALCON PRODUCTS, INC.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-98469, 33-15698, 33-46997, 33-46998 and
333-18671.





                                          ARTHUR ANDERSEN LLP

St. Louis, Missouri,
January 24, 1997


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